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                                                                      EXHIBIT 10

                               TCW GALILEO FUNDS


            ADDENDUM TO INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


          TCW GALILEO EMERGING MARKETS FIXED INCOME TOTAL RETURN FUND
                         TCW GALILEO ENHANCED 500 FUND
                       TCW GALILEO LARGE CAP GROWTH FUND
                        TCW GALILEO LARGE CAP VALUE FUND
                          TCW GALILEO VALUE ADDED FUND


     The Investment Advisory and Management Agreement ("Agreement") dated as of February 20, 1993, by and between TCW Galileo Funds, Inc. (the "Company") and TCW Funds Management, Inc. (the "Adviser") provides that, in the event the Company establishes one or more funds with respect to which it desires to retain the Adviser to act as Investment Adviser, it shall notify the Adviser in writing and the Adviser may accept such appointment in writing. The Company has created five new funds called TCW Galileo Emerging Markets Fixed Income Total Return Fund, TCW Galileo Enhanced 500 Fund, TCW Galileo Large Cap Growth Fund, TCW Galileo Large Cap Value Fund and TCW Galileo Value Added Fund (the "Funds") for which the Company desires the Adviser to act as, and for which the Adviser desires to serve as, investment adviser.

     All terms of the Agreement shall apply to the Funds, except that:

     (a) The Company shall pay the Adviser compensation for services performed with respect to each Fund in accordance with Section 4 of the Agreement a fee computed at an annual rate specified in the following chart:

Fund                                ANNUAL FEE RATE
----                                (expressed as a percentage of net assets)
                                    -----------------------------------------

TCW Galileo Emerging Markets Fixed                 0.75%
   Income Total Return Fund
TCW Galileo Enhanced 500 Fund                      0.25%
TCW Galileo Large Cap Growth Fund                  0.55%
TCW Galileo Large Cap Value Fund                   0.55%
TCW Galileo Value Added Fund                       1.00%

                                     C-14
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     (b) The Adviser shall, until October 31, 1998, reduce its fee, or pay the operating expenses of each Fund, to the extent necessary to limit the ordinary annual operating expenses (including without limitation amortization of organizational expenses) of a Fund (other than brokerage fees and commissions, interest, taxes and certain extra extraordinary expenses) to the maximum percentage expressed below of such Fund's average net asset value for the fiscal year ended October 31, 1998:

Fund                                ANNUAL FEE RATE
----                                (expressed as a percentage of net assets)
                                    -----------------------------------------

TCW Galileo Emerging Markets Fixed
   Income Total Return Fund              1.78%
TCW Galileo Enhanced 500 Fund            0.47%
TCW Galileo Large Cap Growth Fund        0.91%
TCW Galileo Large Cap Value Fund         0.55% up to $10,000,000 in net assets,
                                         0.91% thereafter
TCW Galileo Value Added Fund             1.20%

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Addendum to Investment Advisory and Management Agreement as of __________ ___, 1998 in Los Angeles, California.

                                    TCW GALILEO FUNDS, INC.

                                    By: _____________________________
                                    Title: ____________________________

Attest

__________________________________
Secretary

                                    TCW FUNDS MANAGEMENT, INC.

                                    By: _____________________________
                                    Title: ____________________________

Attest

__________________________________
Secretary

                                     C-15